SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                               OF THE LISTED FUND

                                 -----------------

                          DWS Commodity Securities Fund


The following is added to the end of the sections entitled "The Fund's Main Investment Strategy" and "The Main Risks of Investing in the Fund -- Tax Risks" in the Fund's prospectus for its Class A, B and C shares, the prospectus for its Class S shares and the prospectus for its Institutional Class shares, each dated October 1, 2005:

Management's view, after consultation with fund counsel, is that the use of the commodities-linked structured notes in which the fund currently invests should produce qualifying income under the Internal Revenue Code. The fund is in the process of seeking a private letter ruling from the Internal Revenue Service to confirm this view. The fund's request for a private letter ruling is substantially similar to a recent private letter provided to another fund group.










               Please Retain This Supplement for Future Reference


May 5, 2006
                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group